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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           October 29, 1998
                            Date of Report
                  (Date of Earliest Event Reported)

                             MEDIVEST, INC.
       (Exact Name of Registrant as Specified in its Charter)

      Utah                 1-10077             87-0401761
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                           55 West 200 North, Suite 2
                              Provo, Utah 84601
                 (Address of Principal Executive Offices)

                               (801) 377-1758
                       Registrant's Telephone Number

                           3646 West 2100 South
                        Salt Lake City, Utah 84120
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) On October 29, 1998, the Board of Directors of the Registrant adopted, ratified and approved a resolution to offer 3,000,000 post-split "unregistered" and "restricted" shares of its $0.001 par value common voting stock to Jeannie Hullinger, in consideration of the sum of $20,000 paid by personal check of Jeannie Hullinger.

          The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution were:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                                        Ownership*            Class*

John M. Williams                                    20,211             27.9%

William R. Stoddard                                 19,956             27.6%


* Takes into account the reverse split outlined in Item 5.

          Ms. Hullinger used her personal funds to purchase these securities; and the basis of the "control" by Ms. Hullinger is stock ownership. See the table below under Paragraph (b) of this Item.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the issuance of 3,000,000
"unregistered" and "restricted" shares to Ms. Hullinger as of October 29,
1998:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Jeannie Hullinger            President,          3,000,000              97.6%
55 West 200 North, #2        Director and
Provo, Utah 84601            Stockholder

Kevin Hullinger              Vice President           -0-                 -0-
55 West 200 North, #2        and Director
Provo, Utah 84601

Brenda Hall                  Secretary/Treasurer      -0-                 -0-
55 West 200 North, #2        and Director
Provo, Utah 84601


All officers and directors
as a group (3)                                   3,000,000              97.6%

Item 2.  Acquisition or Disposition of Assets.

         Except as indicated under Item 1, none.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

          Effective October 9, 1998, the Registrant's outstanding common voting stock was reverse split on a basis of one for 18, while retaining the authorized shares at 50,000,000 and the par value at $0.001, with appropriate adjustments in the stated capital and additional paid in capital accounts of the Registrant, provided, however, that no stockholders' holdings were reduced to less than one share, and all fractional shares were rounded up to the nearest whole share. As a result of this reverse split, the 1,301,305 outstanding pre-split shares were reduced to 72,294 post-split shares.

          No amendment to the Certificate of Incorporation of the Company was required to effect this reverse split. See the opinion of counsel for the Company attached hereto and incorporated herein by reference. See Item 7.

Item 6.  Resignations of Directors and Executive Officers.

          Effective October 29, 1998, John M. Williams and William R. Stoddard resigned as directors and executive officers of the Registrant, in seriatim, and Jeannie Hullinger was designated director and President.

          On November 5, 1998, Kevin Hullinger and Brenda Hall were designated to serve as directors of the Registrant. Mr. Hullinger was also elected Vice President; and Mrs. Hall was elected Secretary/Treasurer.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

         (b)  Pro Forma Financial Information.

              None; not applicable.

         (c)  Exhibits.

                                                       Exhibit
Description of Exhibit*                                Number

Opinion of Counsel regarding reverse split               5

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEDIVEST, INC.

Date: 11/5/98                 By/s/ Jeannie Hullinger
                              -----------------------------
                              Jeannie Hullinger
                              President and Director

Date: 11/5/98                 By/s/ Kevin Hullinger
                              -----------------------------
                              Kevin Hullinger
                              Vice President and Director

Date: 11/5/98                 By/s/ Brenda Hall
                              -----------------------------
                              Brenda Hall
                              Secretary/Treasurer and Director